                                                                       EXHIBIT 1

                     REDEMPTION AND REORGANIZATION AGREEMENT

     This Redemption and Reorganization Agreement (the "Agreement") is made this ___ day of March 2001, by and among THE COSMOPOLITAN AT MEARS PARK, LLC, a Delaware limited liability company (the "Entity"), HISTORIC PRESERVATION PROPERTIES 1989 LIMITED PARTNERSHIP, a Delaware limited partnership ("HPP89"), and LILLIAN B. CARNEY, an individual resident of South Dartmouth, Massachusetts ("Lillian Carney").

                                    Recitals

     1. The Entity owns an historic property known as The Cosmopolitan at Mears Park, located in St. Paul, Minnesota (the "Property") that was rehabilitated into 255 market rate apartment units in 1989 in such a way as to generate historic rehabilitation tax credits.

     2. The Entity is currently governed by the terms of an Operating Agreement dated March 15, 1996 (the "Operating Agreement").

     3. The two members of the Entity are HPP89 and Lillian Carney, each currently owning a 50% interest, subject to the terms of the Operating Agreement.

     4. The Entity is currently managed by a board of managers (the "Board") comprised of two individual non-member managers ("Managers"), Terrence P. Sullivan ("Sullivan") and Patrick Carney ("P. Carney"). A third non-member manager, Charles M. Moran, Jr. ("Moran"), has ceased to be an active Manager.

     5. The Property is currently encumbered by a mortgage loan originally held by Heller Financial, Inc. in an original principal amount of Seven Million Dollars ($7,000,000.00) (the "Heller Loan"), as evidenced by a promissory note dated March 20, 1996 (the "Heller Note").

     6. Lillian Carney wishes to have the Entity redeem from her a 49% interest (such interest being referred to herein as the "Redemption Interest" and the act of redemption of the Redemption Interest by the Entity being referred to herein as the "Redemption") in the Entity.

     7. HPP89 wishes to have the Entity complete the Redemption, the result of which would be to increase the interest of HPP89 in the Entity from 50% to 99%.

     8. The Entity is currently negotiating the terms of a new $14,000,000 mortgage loan from Fannie Mae (the "Fannie Mae Refinancing"), the proceeds of which will be more than sufficient to pay off the Heller Loan.

     9. HPP89 is willing to have a portion of the excess proceeds of the Fannie Mae Refinancing that would otherwise be distributed to it under the terms of the Operating Agreement be used by the Entity instead to complete the Redemption.

     10. In connection with the Fannie Mae Refinancing and the Redemption, P. Carney and Moran intend to resign from the Board as Managers and Robert W. Gunn ("Gunn") intends to accept a position on the Board as a substitute Manager.

     11. HPP89 and Lillian Carney wish to amend and restate the Operating Agreement in such a way as to reflect the Redemption, the resulting reallocation of interests between HPP89 and Lillian Carney, the resignation of P. Carney and Moran as Managers, the appointment of Gunn as substitute Manager, the reduction in the minimum required number of Board members, and such other changes as may be deemed appropriate by the continuing parties.

                                    Agreement

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. The Redemption. Upon the terms and subject to the conditions set forth herein, the Entity agrees to redeem the Redemption Interest and Lillian Carney agrees to have the Redemption Interest redeemed on the Closing Date.


     SECTION2. Redemption Amount. The parties agree that the amount to be paid to complete the Redemption (the "Redemption Amount") shall be $6,436,904.00, subject to adjustment in sixty (60) days as set forth hereunder. The $6,436,904.00 amount has been calculated based upon operating reports of the Entity dated as of March 25, 2001, prepared by Claremont Management Company (the "Property Manager"), including an income statement, a balance sheet and a statement of cash flows (collectively, the "March Operating Reports," copies of which will be attached as schedules to the Certificate of Property Manager annexed hereto as Exhibit B). The $6,436,904.00 shall be paid at Closing by the Entity by wire transfer to an account to be designated by Lillian Carney. The Redemption Amount shall be subject to adjustment if, within sixty (60) days of the Closing, either HPP89 or Lillian Carney determines that any significant item(s) of income, expense, asset or liability that should have been properly reflected in the March Operating Reports were not properly reflected. In such case, the Property Manager shall deliver revised operating reports that show the differences from the March Operating Reports to HPP89 and Lillian Carney for their review. If and to the extent that the parties determine that there have been any income, expense, assets or liabilities of the

Entity that had not been reflected in the March Operating Reports, the Redemption Amount shall be equitably adjusted, upward or downward, to reflect the new information. If there is an upward adjustment, HPP89 shall pay Lillian Carney the additional amount within thirty (30) days of the adjustment. If there is a downward adjustment, Lillian Carney shall return the excess amount to HPP89 within thirty (30) days of the adjustment.

     SECTION 3. Closing. The Closing of the transactions contemplated by this Agreement (the "Closing") shall take place at 10:00 a.m. on March 28, 2001 (the "Closing Date") at the offices of Holland & Knight LLP, 10 St. James Avenue, Boston, Massachusetts 02116, or such other date and place as shall be mutually agreed upon by the parties hereto. Time is of the essence.

     SECTION 4. Representations and Warranties.


          4.1 Mutual Representations and Warranties. Each party represents and warrants to the other parties that to the best of its/his/her knowledge and belief (for purposes hereof each party shall be referred to as "it"):

               4.1.1 The execution and delivery by it of this Agreement, the performance by it of its obligations hereunder and the Redemption will not violate any agreement, provision of law, any order of a court or other agency of government, or any provision of any indenture, agreement or other instrument to which such party is bound.

               4.1.2 This Agreement has been duly executed and delivered by such party and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

               4.1.3 There is no: (a) action, suit, claim, proceeding or investigation pending or threatened against or affecting such party, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; (b) arbitration proceeding relating to such party, pending under collective bargaining agreements or otherwise; or (c) governmental inquiry pending or threatened against or affecting such party that could affect such party's ability to timely perform its obligations hereunder.

          4.2 Lillian Carney's Representations and Warranties. Lillian Carney further represents and warrants that she is the owner of the Redemption Interest, free and clear of all liens, charges, restrictions, claims and encumbrances other than those matters encumbering the Property, including, but not limited to, a first mortgage loan to be entered into in connection with the Closing securing the obligations of the Entity under the Fannie Mae Refinancing.

     SECTION 5. Conditions to Closing.

     5.1 Accuracy of Representations and Warranties. All representations and warranties in this Agreement or in any other agreement or Exhibit are true and accurate in all material respects on the date hereof and will be true and accurate on and as of the Closing Date as though made on that date.

     5.2 Mutual Release. Each of the parties shall deliver to the other at Closing the Releases in the forms annexed hereto as Exhibits A-1 through A-3, respectively, including a release from all claims, causes of action and/or liabilities first arising after the date hereof and which relate in any way to the Redemption Interest (collectively, the "Released Matters"). ----------------

     5.3 Certificate from Property Manager. The Property Manager shall deliver at Closing a Certificate in the form annexed hereto as Exhibit B, certifying as to the completeness and accuracy of the information contained in the March Operating Reports, upon which the Redemption Amount has been based.

     5.4 Non-Interference Agreement. P. Carney shall execute and deliver at Closing a Non-Interference Agreement in the form annexed hereto as Exhibit C in which he agrees, on his own behalf and on behalf of his affiliates or other parties controlled by him, that he shall not interfere with the future operations of the Entity, HPP89 or the Property.

     5.5 Resignation of Managers. P. Carney and Moran shall execute and deliver at Closing Resignations in the form annexed hereto as Exhibits D-1 and D-2 in which each of them shall resign his position as a Manager of the Entity and acknowledge that he ceases to be a party to the Operating Agreement.

     5.6 Releases from P. Carney and Moran. P. Carney and Moran shall each execute and deliver a Release for the benefit of the Entity, HPP89, Sullivan and each other.

     5.7 Release from Sullivan. Sullivan shall execute and deliver a Release for the benefit of Lillian Carney, the Entity, P. Carney and Moran.

     SECTION 6. Deliveries by Lillian Carney. At Closing, Lillian Carney shall deliver the following to the Entity and to HPP89:

     6.1 An executed copy of the Amended and Restated Operating Agreement of the Entity in the form annexed hereto as Exhibit E, which shall reflect the Redemption and the reallocation of interests in the Entity, 99% to HPP89 and 1% to Lillian Carney.

     6.2 The Release contemplated by Section 5.2; and

     6.3 Such other instruments and documents as are required to be delivered at Closing by Lillian Carney pursuant to the provisions of this Agreement, or as are reasonably required to evidence compliance with the representations, warranties and covenants of Lillian Carney contained in this Agreement.

     SECTION 7. Deliveries By HPP89. At Closing, HPP89 shall deliver the following:

     7.1 A copy of the Amended and Restated Operating Agreement of the Entity in the form annexed hereto as Exhibit E, executed by HPP89 as a Member and by Sullivan and Gunn as Managers, which shall reflect the Redemption and the reallocation of interests in the Entity, 99% to HPP89 and 1% to Lillian Carney.

     7.2 The Release contemplated by Section 5.2.

     7.3 Such other instruments and documents as are required to be delivered at Closing by HPP89 pursuant to the provisions of this Agreement, or as are reasonably required to evidence compliance with the representations, warranties and covenants of HPP89 contained in this Agreement.

     SECTION 8 Deliveries by the Entity. At the Closing, the Entity shall deliver the following to Lillian Carney:

     8.1 The wire transfer, provided for in Section 2;

     8.2 The Release contemplated by Section 5.2; and

     8.3 Such other instruments and documents as are required to be delivered at Closing by the Entity pursuant to the provisions of this Agreement, or as are reasonably required to evidence compliance with the representations, warranties and covenants of the Entity contained in this Agreement.

     SECTION 9 Survival of Representations and Warranties. The representations and warranties contained in this Agreement or in any document, certificate, instrument or Exhibit delivered in connection herewith shall survive the Closing for a period of thirty (30) days.

SECTION 10. Other Agreements of the Parties.

     10.1 Entire Agreement; Modification; Waiver. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all parties hereto. No waiver of any of the provisions of this Agreement will be deemed or will constitute a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

     10.2 Successors and Assigns; Assignment. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. Neither party hereof may assign this Agreement without the prior written consent ---------------------------------- of the other party hereto.

     10.3 Notices. All notices, requests, demands and other communications required or permitted to be given or made under this Agreement shall be in writing and will be deemed to have been given on the date of delivery personally or by deposit in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, addressed as follows:

                  To Lillian Carney:    Lillian B. Carney
                                        One Rockland Farm
                                        South Dartmouth, MA  02748

                  with a copy to:       Martin C. Pomeroy, Esq.
                                        Bernkopf, Goodman & Baseman LLP
                                        125 Summer Street, 13th Floor
                                        Boston, MA  02110

                  To the Entity or
                  HPP89:                Attention:  Terrence P. Sullivan
                                        Boston Bay Capital
                                        45 Broad Street
                                        Boston, MA  02109

                  with a copy to:       Benjamin Volinski, Esq.
                                        Holland & Knight LLP
                                        10 St. James Avenue
                                        Boston, MA  02116

     10.4 Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     10.5 Further Assurances. The parties each hereby agree to execute and deliver all of the agreements, documents and instruments required to be executed and delivered by them in this Agreement and to execute and deliver such additional instruments and documents and to take such additional actions as may reasonably be required from time to time in order to effectuate the transactions contemplated by this Agreement, whether prior to, at, or after the Closing.

     10.6 Severability of Provisions. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.


     10.7 Governing Law. This Agreement is executed and delivered in, and shall be interpreted in accordance with, the laws of the Commonwealth of Massachusetts.

     10.8 Exhibits. The Exhibits attached hereto constitute a part of this Agreement and are incorporated herein by reference in their entirety as if fully set forth in this Agreement at the point where first mentioned herein.

     10.9 No Brokers. The parties each warrant and represent to the other that they have dealt with no real estate broker in connection with this transaction. Each party agrees to indemnify all other parties against and to hold such other parties harmless from any loss, damage, cost or expense, including reasonable attorneys' fees, incurred by the other parties, as a result of any claim for a brokerage commission or fee which may be asserted against such other parties in connection with this transaction by any broker. The provisions of this Section shall survive the Redemption.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



LILLIAN CARNEY:
--------------          --------------------------------------------------------
                        Lillian B. Carney


ENTITY:                 THE COSMOPOLITAN AT MEARS PARK, LLC
------


                        By:
                                 -----------------------------------------------
                                 Patrick Carney, Manager


                        By:
                                 -----------------------------------------------
                                 Terrence P. Sullivan, Manager


HPP89:                  HISTORIC PRESERVATION PROPERTIES
                        1989 LIMITED PARTNERSHIP

                        By: Boston Historic Partners Limited
                            Partnership, General Partner

                                 By: Portfolio Advisory Services,
                                     Inc., General Partner


                                          By:
                                                 -------------------------------
                                                 Terrence P. Sullivan
                                                 President

                                                                     EXHIBIT A-1

                                 LIMITED RELEASE
                                                                  March __, 2001

     In consideration of One Dollar ($1.00) and other good and valuable consideration paid to Lillian B. Carney ("Lillian Carney") by each of Historic Preservation Properties 1989 Limited Partnership ("HPP"), The Cosmopolitan at Mears Park, LLC (the "Entity"), Terrence P. Sullivan ("Sullivan"), Patrick Carney ("P. Carney") and Charles M. Moran, Jr. ("Moran") the receipt whereof is hereby acknowledged, Lillian Carney hereby remises, releases and forever discharges HPP, the Entity, Sullivan, P. Carney and Moran from all debts, demands, actions, causes of action, suits, dues, sum and sums of money, accounts, reckonings, bonds, specialties, covenants, contracts, controversies, agreements, promises, doings, omissions, variances, damages, extents, executions and liabilities of every kind, nature and description whatsoever, both in LAW and EQUITY, which against HPP, the Entity, Sullivan, P. Carney and Moran or the officers, directors, administrators, affiliates, successors, agents, servants, employees, attorneys or assigns or any of them Lillian Carney now has, may have or ever had from the beginning of the world to this date on account of any and all matters relating to those Member interests being redeemed this date by the Entity from Lillian Carney.

         Executed as a sealed instrument the day and year above written.

         Signed in the presence of:



                                         Lillian B. Carney

                                                                     EXHIBIT A-2

                                 LIMITED RELEASE
                                                                  March __, 2001

     In consideration of One Dollar ($1.00) and other good and valuable consideration paid to Historic Preservation Properties 1989 Limited Partnership ("HPP") by each of Lillian B. Carney ("Lillian Carney"), The Cosmopolitan at Mears Park, LLC (the "Entity"), Terrence P. Sullivan ("Sullivan"), Patrick Carney ("P. Carney") and Charles M. Moran, Jr. ("Moran") the receipt whereof is hereby acknowledged, HPP hereby remises, releases and forever discharges Lillian Carney, the Entity, Sullivan, P. Carney and Moran from all debts, demands, actions, causes of action, suits, dues, sum and sums of money, accounts, reckonings, bonds, specialties, covenants, contracts, controversies, agreements, promises, doings, omissions, variances, damages, extents, executions and liabilities of every kind, nature and description whatsoever, both in LAW and EQUITY, which against Lillian Carney, the Entity, Sullivan, P. Carney and Moran or the officers, directors, administrators, affiliates, successors, agents, servants, employees, attorneys or assigns or any of them HPP now has, may have or ever had from the beginning of the world to this date on account of any and all matters relating to those Member interests being redeemed this date by the Entity from Lillian Carney.

     Executed as a sealed instrument the day and year above written.

                                     HISTORIC PRESERVATION PROPERTIES,
                                     1989 LIMITED PARTNERSHIP

                                     By: Boston Historic Properties Limited
                                         Partnership, its general partner

     Signed in the presence of:           By: Portfolio Advisory Services,
                                              Inc., its general partner


                                          By:
     --------------------------                 --------------------------------
                                                Terrence P. Sullivan,
                                                its President

                                                                     EXHIBIT A-3

                                 LIMITED RELEASE
                                                                  March --, 2001

     In consideration of One Dollar ($1.00) and other good and valuable consideration paid to The Cosmopolitan at Mears Park, LLC (the "Entity") by each of Lillian B. Carney ("Lillian Carney"), Historic Preservation Properties 1989 Limited Partnership ("HPP"), Terrence P. Sullivan ("Sullivan"), Patrick Carney ("P. Carney") and Charles M. Moran, Jr. ("Moran") the receipt whereof is hereby acknowledged, the Entity hereby remises, releases and forever discharges Lillian Carney, HPP, Sullivan, P. Carney and Moran from all debts, demands, actions, causes of action, suits, dues, sum and sums of money, accounts, reckonings, bonds, specialties, covenants, contracts, controversies, agreements, promises, doings, omissions, variances, damages, extents, executions and liabilities of every kind, nature and description whatsoever, both in LAW and EQUITY, which against Lillian Carney, HPP, Sullivan, P. Carney and Moran or the officers, directors, administrators, affiliates, successors, agents, servants, employees, attorneys or assigns or any of them the Entity now has, may have or ever had from the beginning of the world to this date on account of any and all matters relating to those Member interests being redeemed this date by the Entity from Lillian Carney.

     Executed as a sealed instrument the day and year above written.

                                      THE COSMOPOLITAN AT MEARS PARK, LLC


     Signed in the presence of:
                                      ------------------------------------------


                                      By:
     ----------------------------              ----------------------------
                                               Patrick Carney, Manager

                                      By:
     ----------------------------              ----------------------------
                                               Terrence P. Sullivan, Manager

                                 LIMITED RELEASE
                                                                  March __, 2001

     In consideration of One Dollar ($1.00) and other good and valuable consideration paid to Charles M. Moran, Jr. ("Moran") by each of Lillian B. Carney ("Lillian Carney"), Historic Preservation Properties 1989 Limited Partnership ("HPP"), The Cosmopolitan at Mears Park, LLC (the "Entity"), Terrence P. Sullivan ("Sullivan") and Patrick Carney ("P. Carney") the receipt whereof is hereby acknowledged, Moran hereby remises, releases and forever discharges Lillian Carney, HPP, the Entity, Sullivan and P. Carney from all debts, demands, actions, causes of action, suits, dues, sum and sums of money, accounts, reckonings, bonds, specialties, covenants, contracts, controversies, agreements, promises, doings, omissions, variances, damages, extents, executions and liabilities of every kind, nature and description whatsoever, both in LAW and EQUITY, which against Lillian Carney, HPP, the Entity, Sullivan and P. Carney or the officers, directors, administrators, affiliates, successors, agents, servants, employees, attorneys or assigns or any of them Moran now has, may have or ever had from the beginning of the world to this date on account of any and all matters relating to those Member interests being redeemed this date by the Entity from Lillian Carney.

     Executed as a sealed instrument the day and year above written.

     Signed in the presence of:



                                              Charles M. Moran, Jr.

                                                                       Exhibit B

                         CERTIFICATE OF PROPERTY MANAGER

     The undesignated Claremont Management Company, Property Manager of the St. Paul, Minnesota property owned by The Cosmopolitan at Mears Park, LLC, hereby certifies that it has prepared and reviewed the March Operating Reports of said property attached hereto, consisting of an income statement, a balance sheet and a statement of cash flows of such property, all as of March 25, 2001, and that such March Operating Reports are complete and accurate in all respects.

                                             CLAREMONT MANAGEMENT COMPANY



                                             By:      __________________________

                                                                       EXHIBIT C


                           NON-INTERFERENCE AGREEMENT

     This NON-INTERFERENCE AGREEMENT (the "Agreement") is made this ____ day of March, 2001, by and among Patrick Carney, acting on his own behalf and on behalf of his family members, affiliated entities and other natural persons or entities that he controls by virtue of employment status, beneficial ownership or otherwise (collectively, "Carney"), The Cosmopolitan at Mears Park, LLC ("TCAMP"), and Historic Preservation Properties 1989 Limited Partnership ("HPP89").


                                    RECITALS

     1. TCAMP owns an historic property known as the Cosmopolitan at Mears Park, located in St. Paul, Minnesota (the "Property").

     2. Since the date of organization of TCAMP, Carney has served as a Manager thereof.

     3. Since the date of organization of TCAMP, Lillian B. Carney ("Lillian"), the wife of Carney, has been one of two Members thereof.

     4. Since the date of organization of TCAMP, Claremont Management Company, a company controlled by Carney, has been the property manager of the Property.

     5. HPP89 is the only other Member of TCAMP.

     6. Terrence P. Sullivan ("Sullivan") is also a Manager of TCAMP.

     7. Carney and Sullivan, as Managers of TCAMP, have arranged for the refinancing of the Property in an amount of money that will provide substantial net proceeds in excess of the amount required for discharge the existing mortgage on the Property.

     8. HPP89 has agreed to forego its allocable share of such net proceeds of the refinancing so as to allow TCAMP to redeem all but 1% of Lillian's interest thereon, and on the condition that Carney enter into this Agreement.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and subfinancing of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Non-Interference. Carney hereby agrees that, from and after the date of redemption of the interest of Lillian, it shall forbear from making any communication, taking any action, or, causing any other party, whether or not affiliated therewith, from making any communication or taking any action that may interfere with the ownership, operation and disposition of the Property by TCAMP, the management rights and obligations of Sullivan and Robert W. Gunn ("Gunn") as the Managers of TCAMP under the terms of its governing agreement (the "Operating Agreement") or the rights and obligations of HPP89 as the majority Member of TCAMP under the Operating Agreement. Moreover, for such period of time as Claremont Management Company may continue as property manager of the Property, Carney shall cause it to act strictly in accordance with the terms of the property management agreement, and to forbear from the use of any information that it now has or subsequently receives about the Property or TCAMP for any purpose that may be deemed inimical to the interests of TCAMP, Sullivan, Gunn or HPP89. Such forbearance on the part of Carney shall include, without limitation, any effort to obtain control of TCAMP or HPP89, any attempt to solicit a purchaser of the Property or of the interest of HPP89 in TCAMP without the express written consent of Sullivan and Gunn, or any communication with any other party or parties that might be deemed to be an invitation to others to conduct such prohibited activities.

     Section 2. Equitable Remedies. Carney hereby acknowledges and agrees that his agreement hereunder has been an express condition to the willingness of HPP89 to surrender its rights under the current, governing agreement of TCAMP to receive a share of the excess proceeds of refinancing, and that once such excess proceeds have been used instead to redeem all but 1% of the interest of Lillian in TCAMP, HPP89 will have permanently changed its position to its detriment, if Carney fails to honor its obligation hereunder. Therefore, Carney specifically agrees that TCAMP and/or HPP89 shall be entitled to pursue any equitable remedy, including, without limitation, a temporary restraining order, preliminary or final injunction preventing Carney from persisting in its detrimental behavior.

     Section 3. Money Damages. In addition to the foregoing, Carney hereby agrees and acknowledges that it shall be liable for all costs and expenses incurred by TCAMP and/or HPP89 in connection with their efforts to enforce this Agreement, including without limitation costs of counsel.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

PATRICK CARNEY                     THE COSMOPOLITAN AT MEARS  PARK, LLC

----------------------------     By:    -----------------------------
                                        Terrence P. Sullivan, Manager

                                   By:  -----------------------------
                                        Robert W. Gunn, Manager

                                   HISTORIC PRESERVATION PROPERTIES
                                   1989 LIMITED PARTNERSHIP

                                   By:  Boston Historic Properties Limited
                                        Partnership, its general partner

                                            By:  Portfolio Advisory Services,
                                                 Inc., its general partner

                                                 By:
                                                   -----------------------------
                                                   Terrence P. Sullivan,
                                                   its President

                                                                     EXHIBIT D-1



The Cosmopolitan at Mears Park, LLC
c/o Historic Preservation Properties 1989 Limited Partnership
45 Broad Street
Boston, MA 02109

Attn: Terrence P. Sullivan

         Re:  Resignation as Manager

Gentlemen:

     I am a Manager of the Cosmopolitan at Mears Park, LLC (the "LLC"), under the terms of the Operating Agreement of the LLC dated as of March 15, 1996. Pursuant to the terms of Section 6.02(e) of the Operating Agreement, and in connection with the refinancing of the property owned by the LLC, the redemption of a 49% interest in the LLC, held by Lillian B. Carney, and the reorganization of the LLC pursuant to the terms of an Amended and Restated Operating Agreement, I hereby tender my resignation as a Manager, such resignation to be effective on or about March 28, 2001, immediately prior to the execution of the Amended and Restated Operating Agreement. I hereby acknowledge that such resignation will also effectuate my withdrawal as a party to the Operating Agreement.

                                             Very truly yours,



                                             Patrick Carney

                                                                     EXHIBIT D-2





The Cosmopolitan at Mears Park, LLC
c/o Historic Preservation Properties 1989 Limited Partnership
45 Broad Street
Boston, MA 02109

Attn: Terrence P. Sullivan

         Re:  Resignation as Manager

Gentlemen:

     I have served as a Manager of the Cosmopolitan at Mears Park, LLC (the "LLC"), under the terms of the Operating Agreement of the LLC dated as of March 15, 1996, but became inactive in that role when I left the employment of Claremont Corporation. Pursuant to the terms of Section 6.02(e) of the Operating Agreement, I hereby tender my resignation as a Manager, such resignation to be retroactively effective to the date that I left the employment of Claremont Corporation. I hereby acknowledge that such resignation will also effectuate my withdrawal as a party to the Operating Agreement.

                                        Very truly yours,



                                        Charles M. Moran, Jr.